Exhibit 1.1

Execution Version

Celestica Inc.

Subordinate Voting Shares

Underwriting Agreement

August 1, 2023

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Merrill Lynch Canada Inc.

181 Bay Street, Suite 400

Toronto, Ontario M5J 2V8

Ladies and Gentlemen:

Onex Corporation (the “Selling Shareholder”), a shareholder of Celestica Inc., an Ontario corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the “Underwriters,” which term shall also include any underwriter substituted as hereafter provided in Section 10 hereof, and to the extent there is only a single underwriter, the term “Underwriters” shall be deemed to refer to the single underwriter mutatis mutandis) an aggregate of 6,757,198 subordinate voting shares (the “Shares”) of the Company.

1.     (a)    The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i)                 (a) The Company meets the requirements for the use of Form F-3 under the Securities Act of 1933, as amended (the “Act”) and has prepared and filed an “automatic shelf registration statement” as defined under Rule 405 under the Act on Form F-3ASR (File No. 333-273467) in respect of (among other securities) the Shares with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, became effective on filing and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, is threatened or contemplated by the Commission, and no notice of objection of the Commission to the use of such registration statement pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Underwriting Agreement (this “Agreement”), is hereinafter called the “U.S. Base Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “U.S. Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B under the Act, to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the U.S. Base Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(a)(iv) hereof), is hereinafter called the “U.S. Pricing Prospectus”; the form of the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “U.S. Prospectus”; any reference herein to the U.S. Base Prospectus, the U.S. Pricing Prospectus, any U.S. Preliminary Prospectus or the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the U.S. Base Prospectus, any U.S. Preliminary Prospectus or the U.S. Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference therein, in each case after the date of the Base Prospectus, such U.S. Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(ii)                A final short form base shelf prospectus for the Province of Quebec and an amended and restated final short form base shelf prospectus for all other provinces and territories of Canada, in the English and French languages, have been filed in accordance with National Instrument 44-101 – Short Form Prospectus Distributions (“NI 44-101”), National Instrument 44-102 – Shelf Distributions (“NI 44-102”) and Ontario Instrument 44-501 – Exemption from Certain Prospectus Requirements for Well-known Seasoned Issuers (Interim Class Order) and, as the context requires, each of the other local blanket orders of the Canadian Securities Commissions referred to in the Canadian Securities Administrators’ Staff Notice 44-306 – Blanket Orders Exempting Well-known Seasoned Issuers from Certain Prospectus Requirements (the “WKSI Blanket Orders”) with the Ontario Securities Commission (the “OSC”) and with the securities commissions or other securities regulatory authorities (collectively with the OSC, the “Canadian Securities Commissions”) in each of the provinces and territories of Canada (collectively, the “Canadian Qualifying Jurisdictions”), pursuant to the procedures provided for under Multilateral Instrument 11-102 – Passport System (“MI 11-102”) and National Policy 11-202 – Process for Prospectus Reviews in Multiple Jurisdictions (collectively, the “Passport System”); the Company has obtained final receipts under the Passport System, issued by the OSC in its capacity as principal regulator, indicating the deemed receipt of each of the other Canadian Securities Commissions if the conditions of MI 11-102 have been satisfied and evidencing the receipt of the OSC, in each case, in respect of such short form and amended and restated short form final prospectus; no order having the effect of ceasing or suspending the distribution of the Shares or the use of the Canadian Prospectus has been issued by any Canadian Securities Commission and no proceeding for that purpose has been initiated or, to the Company’s knowledge (“Company’s knowledge” or “knowledge of the Company” means the knowledge of the Company and its subsidiaries), threatened by any Canadian Securities Commission; the final short form base shelf prospectus for Quebec and amended and restated final short form base shelf prospectus for all other provinces and territories of Canada, as amended, in the English and French languages, is hereinafter called the “Canadian Base Prospectus”; the Canadian Base Prospectus, as supplemented by any preliminary prospectus supplement relating to the Shares (including any amendment thereto), in the English and French languages, filed with the OSC and the other Canadian Securities Commissions, or by any final prospectus supplement relating to the Shares (including any amendment thereto), in the English and French languages, filed with the OSC and the other Canadian Securities Commissions (the “Canadian Final Prospectus Supplement”), is hereinafter called the “Canadian Prospectus” provided that, from and after the time the Canadian Final Prospectus Supplement is filed with the OSC and the other Canadian Securities Commissions, any reference to the Canadian Prospectus herein shall be deemed to refer to the Canadian Base Prospectus, as supplemented by the Canadian Final Prospectus Supplement; any reference herein to the Canadian Base Prospectus or any Canadian Prospectus shall be deemed to include the documents incorporated by reference therein, as of the date of the relevant prospectus supplement relating to the Shares, as the case may be; the U.S. Prospectus and the Canadian Prospectus are hereinafter collectively called the “Prospectuses”; the terms “supplement,” “supplemented”, “amendment,” “amended” and “amend” as used herein with respect to the Canadian Base Prospectus, Canadian Final Prospectus Supplement or the Canadian Prospectus shall include all documents subsequently filed by the Company with or to the Canadian Securities Commissions pursuant to Canadian Securities Laws (as hereinafter defined) that are deemed to be incorporated by reference therein for purposes of the distribution of the Shares; for greater certainty, the Canadian Prospectus includes the template version (as defined in NI 41-101 – General Prospectus Requirements (“NI 41-101”)) of any marketing materials (as defined in NI 41-101) included or incorporated by reference therein;

2

(iii)               No order preventing or suspending the use of any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus (as hereinafter defined) or any Issuer Free Writing Prospectus has been issued by the Commission or any Canadian Securities Commission, and each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and the requirements of Canadian Securities Laws (as hereinafter defined), as applicable, and, in the case of the U.S. Preliminary Prospectus, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and, in the case of the Canadian Preliminary Prospectus, except as may be modified or supplemented by the Canadian Prospectus, contained no misrepresentation (as that term is defined under applicable Canadian Securities Laws), and constituted full, true and plain disclosure of all material facts relating to the Shares as required by Canadian Securities Laws; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Underwriters or their counsel expressly for use therein or by the Selling Shareholder through the Selling Shareholder or its counsel expressly for use therein in connection with the disclosure required by Form F-3 or Canadian Securities Laws;

(iv)               For the purposes of this Agreement, the “Applicable Time” is 6:50 p.m. (Eastern time) on the date of this Agreement; the U.S. Pricing Prospectus, as supplemented by the information listed on Schedule II(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) hereto does not conflict with the information contained in the Registration Statement, the U.S. Pricing Prospectus or the Prospectuses and each such Issuer Free Writing Prospectus, each as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Underwriters or their counsel expressly for use therein or by the Selling Shareholder through the Selling Shareholder or its counsel expressly for use therein in connection with the disclosure required by Form F-3 or Canadian Securities Laws;

3

(v)                The documents incorporated by reference in the U.S. Pricing Prospectus and the U.S. Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Underwriters or their counsel expressly for use therein or by the Selling Shareholder through the Selling Shareholder or its counsel expressly for use therein in connection with the disclosure required by Form F-3 or Canadian Securities Laws; and no such documents were filed with the Commission or any of the Canadian Securities Commissions since the close of business of the Commission or such Canadian Securities Commissions on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) hereto; the documents incorporated by reference in the Canadian Prospectus for purposes of the distribution of the Shares, when they were filed with the Canadian Securities Commissions, complied in all material respects to the requirements of Canadian Securities Laws, and none of such documents contained a misrepresentation (as that term is defined under applicable Canadian Securities Laws); any further documents so filed and incorporated by reference in the Canadian Prospectus or any further amendment or supplement thereto, in each case for purposes of the distribution of the Shares, when such documents are filed with the Canadian Securities Commissions, will comply in all material respects with applicable Canadian Securities Laws and will not contain a misrepresentation (as that term is defined under applicable Canadian Securities Laws); provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Underwriters or their counsel expressly for use therein or by the Selling Shareholder through the Selling Shareholder or its counsel expressly for use therein in connection with the disclosure required by Form F-3 or Canadian Securities Laws;

(vi)               The Registration Statement conforms, and the U.S. Prospectus and any further amendments or supplements to the Registration Statement and the U.S. Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the U.S. Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Canadian Base Prospectus complies in all material respects with Canadian Securities Laws; the Canadian Prospectus will, when the Canadian Final Prospectus Supplement is filed with the OSC and the other Canadian Securities Commissions, comply in all material respects with Canadian Securities Laws and will not, as of the date of the Canadian Final Prospectus Supplement, contain a misrepresentation (as that term is defined under applicable Canadian Securities Laws) and will at such time contain, full, true and plain disclosure of all material facts relating to the Shares as required by Canadian Securities Laws; provided, however, that the representations and warranties set forth in this paragraph shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Underwriters or their counsel expressly for use therein or by the Selling Shareholder through the Selling Shareholder or its counsel expressly for use therein in connection with the disclosure required by Form F-3 or Canadian Securities Laws;

4

(vii)              The Company has complied in all material respects with all applicable securities laws in each of the Canadian Qualifying Jurisdictions, including the respective rules and regulations made thereunder, together with applicable published national, multilateral and local instruments, policy statements, notices, blanket rulings and orders of the Canadian Securities Commissions, and all discretionary rulings and orders applicable to the Company, if any, of the Canadian Securities Commissions (collectively, “Canadian Securities Laws”) required to be complied with by the Company to qualify the Shares for distribution and sale to the public in each of the Canadian Qualifying Jurisdictions through investment dealers or brokers registered under the applicable laws of such jurisdictions who have complied with the relevant provisions of such applicable laws, except for the filing of the Canadian Final Prospectus Supplement, which the Company will file within the time period required by NI 44-102;

(viii)             Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the U.S. Pricing Prospectus and the Canadian Prospectus any material loss or material interference with its business from fire, explosion, flood or other calamity or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the U.S. Pricing Prospectus and the Canadian Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the U.S. Pricing Prospectus and the Canadian Prospectus, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the U.S. Pricing Prospectus and the Canadian Prospectus;

(ix)                The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the U.S. Pricing Prospectus and the Canadian Prospectus or such as are not material to the Company and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its subsidiaries;

(x)                 The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

5

(xi)               The Company has an authorized capitalization as set forth in the U.S. Pricing Prospectus and the Canadian Prospectus and all of the issued and outstanding Shares, including the Shares to be sold by the Selling Shareholder, have been duly and validly authorized and issued and are fully paid and non-assessable (or, in the case of the Shares to be issued to and sold by the Selling Shareholder upon conversion of currently outstanding multiple voting shares of the Company, have been duly and validly authorized and, prior to the applicable Time of Delivery, will be duly and validly issued upon conversion of such multiple voting shares in the capital of the Company and be fully paid and non-assessable) and conform to the description of the Shares contained in the Pricing Disclosure Package and the Prospectuses; and all of the issued and outstanding shares (or similar equity interests) in the capital of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(xii)              The Shares have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, and the Shares have been approved for listing on the Toronto Stock Exchange (the “TSX”); the form and terms of the Shares have been approved and adopted by the board of directors of the Company and do not conflict with any applicable laws or the rules of the TSX;

(xiii)              The execution and delivery by the Company of, and compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which is material to the Company taken as a whole, (B) the articles of the Company, as amended (the “Articles”) or similar organizational documents of the Company or any of its subsidiaries, or (C) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except (in the case of (A) and (C)) where such breach, violation, conflict or default would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

(xiv)             No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except for the registration under the Act of the Shares, the filing of the Canadian Final Prospectus Supplement with the Canadian Securities Commissions and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or to list the Shares on the NYSE or TSX;

(xv)              (A) The Company is not in violation of its Articles and none of the Company’s subsidiaries is in violation of its articles, by-laws or similar organizational documents, and (B) neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

6

(xvi)             The statements set forth in the U.S. Pricing Prospectus and the Prospectuses, collectively, insofar as they purport to constitute a summary of the terms of the Shares, in the case of the U.S. Prospectus, under the caption “Description of Capital Stock”, and under the caption “Material Income Tax Consequences”, and in the case of the Canadian Prospectus, under the caption “Description of the Securities Being Distributed” and “Eligibility For Investment” in the Canadian Final Prospectus Supplement, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects, subject to the assumptions, qualifications, limitations and restrictions set out in such sections;

(xvii)            There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company is a party or of which any property or assets of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company is the subject which would individually or in the aggregate have a material adverse effect on the financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xviii)           The Company is not an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xix)              The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act;

(xx)               (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act; the Company is, and was at the time of filing of the Canadian Base Prospectus, qualified under NI 44-101 to file a prospectus in the form of a short form prospectus and was eligible, and had satisfied all of the applicable conditions, to use the exemptions from certain prospectus requirements set out in the WKSI Blanket Orders;

(xxi)              KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder, are independent in accordance with the rules of professional conduct applicable to auditors in the Province of Ontario, and are independent in accordance with the requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”); and there has not been any reportable event (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”)) with KPMG LLP with respect to audits of the Company or its predecessors;

(xxii)             The audited financial statements and the related notes thereto, included or incorporated by reference in the Pricing Disclosure Package and the Prospectuses for purposes of the distribution of the Shares (i) present fairly, in accordance with applicable securities laws, the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with International Financial Reporting Standards (as issued by the International Accounting Standards Board) (“IFRS”) applied on a consistent basis throughout the periods covered thereby and (ii) have been audited by independent public accountants within the meaning of Canadian Securities Laws and/or applicable U.S. securities laws, as applicable and the rules of the Chartered Professional Accountants Canada or the Public Company Accounting Oversight Board (United States), as applicable; and the other financial information concerning the Company and its subsidiaries included or incorporated by reference in each of the Pricing Disclosure Package and the Prospectuses has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby;

7

(xxiii)            The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Registration Statement, Pricing Disclosure Package and U.S. Prospectus is prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(xxiv)            Since the date of the latest audited financial statements included or incorporated by reference in the U.S. Pricing Prospectus and the Canadian Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;

(xxv)            The Company and its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(xxvi)           This Agreement has been duly authorized, executed and delivered by the Company. All necessary corporate action has been taken by the Company to authorize the execution and delivery of this Agreement and the transactions and documents contemplated hereby, including any marketing materials (as defined in NI 41-101) and the Canadian Prospectus and the filing thereof under Canadian Securities Laws in each of the Canadian Qualifying Jurisdictions;

8

(xxvii)           Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries, nor, to the knowledge of the Company, any employee, agent or affiliate of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or offered, promised or authorized any direct or indirect unlawful payment of money or thing of value to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada) or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws, including pursuant to the Criminal Code (Canada); or (iv) made, offered, agreed, requested, or taken an act in furtherance of any unlawful bribe or other unlawful benefit or thing of value, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or thing of value in violation of any applicable anti-bribery or anti-corruption laws. The Company and its subsidiaries have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws;

(xxviii)          The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), and the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxix)            Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries, nor, to the knowledge of the Company, any employee, agent or affiliate or employee of the Company or any of its subsidiaries is currently the subject or target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, Global Affairs Canada or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries located, organized or resident in a country or territory that is the target of Sanctions, including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and Cuba, Iran, North Korea, Syria and the Crimea Region and the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine (each, a “Sanctioned Country”). The Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country, in each case, in violation of Sanctions;

9

(xxx)             Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares;

(xxxi)            Neither the Company nor any of its subsidiaries has taken, and the Company and its subsidiaries will not take, directly or indirectly, any action designed to or that would constitute or would reasonably be expected to cause or result in (A) under Canadian Securities Laws, stabilization or manipulation of the price of any security of the Company or (B) under the U.S. Exchange Act, stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares;

(xxxii)           Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectuses will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors;

(xxxiii)          No “forward-looking statement” (within the meaning of Section 27A of the U.S. Securities Act and Section 21E of the Exchange Act) or “forward looking information” (within the meaning of NI 51-102) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package and the Prospectuses for purposes of the distribution of the Shares has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(xxxiv)          (i) The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) the Company and its subsidiaries have not been notified of, and have no knowledge of, any event or condition that would reasonably be expected to result in any breaches, violations, outages or unauthorized uses of or accesses to same, or any incidents under internal review or investigations relating to the same and (iii) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except in the case of (i), (ii) or (iii), as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries. The Company and its subsidiaries have implemented and maintained controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Personal Data that are reasonably consistent with industry standards and practices used in connection with their businesses;

(xxxv)           The Company and its subsidiaries possess, and are in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits (“Licenses”) necessary or material to the conduct of the business now conducted or proposed in the Pricing Disclosure Package to be conducted by them and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

10

(xxxvi)          The Company and its subsidiaries own or possess adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

(xxxvii)         (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, provincial, territorial, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, notice received, event or condition, or cost or liability, as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; and (iii) (x) there are no proceedings that are pending, or to the knowledge of the Company, are contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party that would be required by Canadian Securities Laws to be described in a prospectus to be filed with the Canadian Securities Commissions that is not described in each of the Pricing Disclosure Package or the Prospectuses, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, and (z) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws;

(xxxviii)        Any third-party statistical and market-related data included in a Registration Statement, a U.S. Pricing Prospectus, Prospectuses or the Pricing Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate;

(xxxix)          The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries); and the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith or as would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

11

(xl)               The Company and its subsidiaries are insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries;

(xli)              The Company was not a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its most recently completed taxable year and is not expected to be a PFIC for any subsequent taxable year; and

(xlii)             There are no stamp or other issuance, withholding or transfer taxes or duties or other similar fees or charges required to be paid by the Company or by or on behalf of the Underwriters to any jurisdiction in which the Company is organized or otherwise resident for tax purposes or any political subdivision or taxing authority thereof or therein in connection with (A) the execution and delivery and performance of this Agreement or (B) the offer and sale of the Shares by the Underwriters in the manner contemplated herein.

(b)                The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters and the Company as of the date hereof, as of the Applicable Time, as of the Time of Delivery that:

(i)                 The Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of the Province of Ontario, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material impact on the Selling Shareholder’s ability to perform its obligations under this Agreement;

(ii)                This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder;

12

(iii)               The sale of the Shares to be sold by the Selling Shareholder hereunder and the execution and delivery by the Selling Shareholder of, and the compliance by the Selling Shareholder with this Agreement, and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, (B) result in any violation of the provisions of the certificate and articles of incorporation or by-laws or similar organizational documents of the Selling Shareholder, or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of its subsidiaries or any property of the Selling Shareholder, except, in the case of clauses (A) and (C), as would not reasonably be expected to materially impact such Selling Shareholder’s ability to perform its obligations under this Agreement;

(iv)               No consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement, and the consummation by the Selling Shareholder of the transactions contemplated by this Agreement, in connection with the Shares to be sold by the Selling Shareholder hereunder, except (A) such as have been already obtained or as may be required under the Act, the rules and regulations of the Commission thereunder, the Exchange Act, the rules of the NYSE or TSX, state securities laws or Blue Sky laws or the rules of the Financial Industry Regulatory Authority (“FINRA”), (B) such as have been already obtained or as may be required under the Canadian Securities Laws, (C) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Securities were offered and (D) where the failure to obtain such consent, approval, authorization, order, registration, qualification or decree would not reasonably be expected to materially impact such Selling Shareholder’s ability to perform its obligations under this Agreement;

(v)                Immediately prior to the Time of Delivery, the Selling Shareholder will have good and valid title, free and clear of all liens, encumbrances, equities or claims, to 6,698,742 multiple voting shares of the Company entitling it to the 6,698,742 Shares being sold in this offering upon conversion of such multiple voting shares; immediately prior to the Time of Delivery, the Selling Shareholder will have, good and valid title to the Shares (or to a security entitlement in respect thereof) to be sold by the Selling Shareholder hereunder at the Time of Delivery, free and clear of all liens, encumbrances, equities or claims and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares (or to a security entitlement in respect thereof) to be sold by the Selling Shareholder;

(vi)               The Selling Shareholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vii)              None of the Registration Statement, the Pricing Disclosure Package, the Prospectuses or any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this subsection (b)(vii) apply only statements or omissions made in the Registration Statement, the Pricing Disclosure Package, the Prospectuses or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder or its counsel expressly for use therein (the “Selling Shareholder Information”); it being understood that the Selling Shareholder Information shall be limited to the legal name and address of, and the number of shares beneficially owned and offered by, such Selling Shareholder, and the other information with respect to such Selling Shareholder that appears under the caption “Selling Shareholder” in the U.S. Prospectus or the caption “Selling Shareholder” in the Canadian Prospectus;

13

(viii)             the Selling Shareholder is not prompted to sell the Shares to be sold by the Selling Shareholder hereunder by any material information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement, the Pricing Disclosure Package, the Prospectuses or any amendment or supplement thereto; and

(ix)                The Selling Shareholder is not (i) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

2.            Subject to the terms and conditions herein set forth, the Selling Shareholder agrees, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at a purchase price per share of US$20.52, the number of Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Shares to be sold by the Selling Shareholder by a fraction, the numerator of which is the aggregate number of Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Shares to be purchased by all of the Underwriters from the Selling Shareholder hereunder.

3.             (a)                Upon the authorization by the Selling Shareholder of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectuses.

(b)                The Underwriters shall after the Time of Delivery, give prompt written notice to the Company and the Selling Shareholder when, in the opinion of the Underwriters, they have completed distribution of the Shares, including the total proceeds realized in each of the provinces and territories of Canada and any other jurisdiction provided that such notice shall be provided on a Business Day no later than 30 days following the date on which such distribution shall have been completed.

4.             (a)                The Shares to be purchased by each Underwriter hereunder, shall be delivered by or on behalf of the Selling Shareholder to the Underwriters, directly or through the facilities of the Depository Trust Company (“DTC”) or CDS Clearing and Depository Services Inc. (“CDS”), for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of (same-day) funds to the account(s) specified by the Selling Shareholder to the Underwriters at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Shares, 8:30 a.m., Eastern time, on August 4, 2023 or such other time and date as the Underwriters, the Company and the Selling Shareholder may agree upon in writing. Such time and date for delivery of the Shares is herein called the “Time of Delivery.”

(b)                The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(p) hereof will be delivered via electronic exchange, and the Shares will be delivered through the facilities of DTC or CDS, all at the Time of Delivery. The final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto on the Business Day next preceding the Time of Delivery. For the purposes of this Section 4, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City or Toronto are generally authorized or obligated by law or executive order to close.

14

5.            The Company agrees with each of the Underwriters:

(a)                To prepare the U.S. Prospectus and Canadian Final Prospectus Supplement in forms approved by you and to file such U.S. Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement and, subject to receiving the requisite executed copies of same, to file the Canadian Final Prospectus Supplement with each of the Canadian Securities Commissions promptly after the execution and delivery of this Agreement and in any event not later than 9:00 pm (Toronto time) on the second business day following the execution and delivery of this Agreement and to take all other steps and proceedings that may be necessary to qualify the Shares for distribution and sale to the public in each of the Canadian Qualifying Jurisdictions through investment dealers or brokers registered under the applicable laws of such jurisdictions who have complied with the relevant provisions of such applicable laws; to make no further amendment or any supplement to the Registration Statement, the U.S. Prospectus or the Canadian Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the U.S. Prospectus or Canadian Prospectus or any amended U.S. Prospectus or Canadian Prospectus has been filed and to furnish you with copies thereof (including, in the case of any supplemented or amended Canadian Prospectus, in the English and French languages) and to deliver to the Underwriters, subject to receiving the requisite executed copies of same from all signatories other than, to the extent required, the Company or any of its directors or officers, all signed and certified copies of any such supplemented or amended Canadian Prospectus in the English and French languages along with all documents similar to those referred to in sub-Sections 5(b)(i), (ii), (iii) and (iv) and such other documents as the Underwriters may reasonably request; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission or any of the Canadian Securities Commissions of any stop order or of any order preventing or suspending the use of any preliminary prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any written communication received by the Company from any Canadian Securities Commission, the TSX or any governmental authority or of any request by the Commission or any Canadian Securities Commission for the amending or supplementing of the Registration Statement, the U.S. Prospectus or the Canadian Prospectus, as applicable, or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus or other prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, or amending the Canadian Prospectus or filing a new prospectus that will hereunder constitute the Canadian Prospectus, in each case, at its own expense, as may be necessary to permit offers and sales of the Shares by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement);

15

(b)                To deliver to the Underwriters contemporaneously, as nearly as practicable, with the execution and delivery of this Agreement, in each case to the extent not previously delivered to the Underwriters: (i) a copy of the Canadian Base Prospectus as supplemented by the Canadian preliminary (draft) prospectus supplement dated the date hereof (where not included in the definition of Canadian Prospectus hereunder, the “Canadian Preliminary Prospectus”) and the Canadian Prospectus in each of the French and English language signed and certified as required by Canadian Securities Laws in each of the Canadian Qualifying Jurisdictions, subject to receiving the requisite executed copies of same from all signatories other than, to the extent required, the Company or any of its directors or officers; (ii) a copy of all such documents and certificates that were filed with the Canadian Base Prospectus and the Canadian Prospectus under Canadian Securities Laws; and (iii) opinions of the auditors of the Company, KPMG LLP, dated the date of the Canadian Preliminary Prospectus and the Canadian Final Prospectus Supplement, addressed to the Underwriters, the Company, the Selling Shareholder, in form and substance satisfactory to the Underwriters and their counsel, to the effect that the French language version of certain financial information (the “Financial Information”) contained in or incorporated by reference in the Canadian Preliminary Prospectus or the Canadian Prospectus includes the same information and in all material respects carries the same meaning as the English language version thereof; (iv) opinions of Blake, Cassels & Graydon LLP, dated the date of the Canadian Preliminary Prospectus and the Canadian Final Prospectus Supplement, addressed to the Underwriters, the Company, the Selling Shareholder, in form and substance satisfactory to the Underwriters and their counsel, to the effect that the French Language version of each of the Canadian Preliminary Prospectus and the Canadian Prospectus, respectively, including the applicable documents incorporated by reference therein, except for the Financial Information, as to which no opinion need be expressed by such counsel, is, in all material respects, a complete and proper translation of the English language version thereof. The deliveries set forth in clause (i) above shall also constitute the Company’s consent to the Underwriters’ use of the Canadian Prospectus for the distribution of the Shares in the Canadian Qualifying Jurisdictions in compliance with the provisions of this Agreement;

(c)                If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof;

(d)                If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to you. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to you and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(e)                Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such U.S. and Canadian jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to subject itself to taxation or to file a general consent to service of process in any jurisdiction;

16

(f)                 Prior to 10:00 a.m., Eastern time, on the Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the U.S. Prospectus in New York City, and, prior to 10:00 a.m., Eastern time, on the second Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Canadian Prospectus in the English and French languages in Toronto, each in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to (with respect to the U.S. Prospectus) the later of the expiration of nine months after the time of issue of the U.S. Prospectus in connection with the offering or sale of the Shares and the completion of the distribution of such Shares or (with respect to the Canadian Prospectus) the completion of the distribution of such Shares, and if at such time (i) any event shall have occurred as a result of which the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectuses (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) are delivered, not misleading, (ii) any event shall have occurred that would constitute a material change (as such term is defined under Canadian Securities Laws), or (iii) if for any other reason it shall be necessary during such same period to amend or supplement the U.S. Prospectus or Canadian Prospectus in order to comply with the Act or Canadian Securities Laws, as applicable, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended U.S. Prospectus or Canadian Prospectus (in the English and French languages), as the case may be, or a supplement to the U.S. Prospectus or Canadian Prospectus (in the case of a supplement to the Canadian Prospectus, in the English and French languages), as the case may be, which will correct such statement or omission, reflect such change or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the U.S. Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented U.S. Prospectus complying with Section 10(a)(3) of the Act or an amended or supplemented Canadian Prospectus in the English and French languages and complying with Canadian Securities Laws;

(g)                To promptly (and in any event within any applicable time limitation) comply with all legal requirements under the Act, other applicable U.S. securities laws and blue sky laws, Canadian Securities Laws, including Section 57 of the Securities Act (Ontario) and the comparable provisions of the other Canadian Securities Laws, and the rules and by-laws governing the NYSE and TSX required as a result of an event described in subsection 5(f) in order to continue to qualify the distribution of the Shares in each of the Canadian Qualifying Jurisdictions and the offering of the Shares in the United States pursuant to this Agreement, including the prospectus amendment provisions of Canadian Securities Laws, and to prepare and file to the satisfaction of the Underwriters any amendment or supplement to the Registration Statement, the U.S. Prospectus and the Canadian Prospectus which, in the reasonable opinion of the Underwriters, may be necessary or advisable. In addition to the provisions of subsection 5(f) above, the Company will, in good faith, discuss with the Underwriters and the Selling Shareholder any change, event or fact contemplated in subsection 5(f) which is of such a nature that there may be reasonable doubt as to whether notice should be given to the Underwriters under subsection 5(f) and will consult with the Underwriters with respect to the form and content of any such supplement or amendment proposed to be filed by the Company, it being understood and agreed that no such supplement or amendment will be filed with the Commission or any Canadian Securities Commission prior to the review and approval by the Underwriters and their counsel. The Company shall also cooperate in all respects with the Underwriters and their counsel to allow and assist the Underwriters to participate in the preparation of any such supplement or amendment and to conduct all due diligence investigations which the Underwriters deem appropriate in order to fulfill their obligations as underwriters and to enable the Underwriters to responsibly execute any certificate related to such supplement or amendment required to be executed by them;

17

(h)                To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(i)                 During the period beginning from the date hereof and continuing to and including the date 45 days after the date of the Prospectuses (the “Company Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or confidentially submit or file with the Commission a registration statement under the Act or prospectus under Canadian Securities Laws relating to any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise, without the prior written consent of BofA Securities, Inc. on behalf of the Underwriters, other than (A) the Shares to be sold hereunder, (B) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to an equity incentive plan or share purchase plan of the Company described in the U.S. Pricing Prospectus, (C) the issuance of options or other equity awards, or the issuance of subordinate shares or common shares upon exercise, redemption or settlement of such options or equity awards, pursuant to an equity incentive plan or share purchase plan of the Company described in the U.S. Pricing Prospectus, (D) the issuance of subordinate voting shares upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement or (F) the adoption of, or pursuant to the terms of, a shareholder rights plan;

(j)                 To furnish to its shareholders within the requisite period under law after the end of each fiscal year an annual report (including a statement of financial position, statement of income and comprehensive income, statement of change in equity and statement of cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, within the requisite periods under law after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided, however, that the Company may satisfy the requirements of this subsection by making any such reports, communications or information generally available on its website or by electronically filing such information with the Commission or the Canadian Securities Commissions;

(k)                During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any Canadian Securities Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission or any Canadian Securities Commission); provided that any report, communication or financial statement furnished or filed with the Commission that is publicly available on the Commission’s EDGAR system or the Canadian Securities Commissions’ SEDAR+ system shall be deemed to have been furnished to you at the time furnished or filed with the Commission or the Canadian Securities Commissions, as applicable;

18

(l)                 To use its best efforts to list or maintain the listing of the Shares for trading on the NYSE and the TSX;

(m)               Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(n)                The Company will (without duplication) indemnify and hold harmless the Underwriters against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Shares and on the execution and delivery of this Agreement. All payments to be made by the Company pursuant to this subsection shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made; and

6.            (a)                The Company represents and agrees that, without the prior consent of the Underwriters, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; the Selling Shareholder represents and agrees that, without the prior consent of the Company and the Underwriters, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; and each Underwriter represents and agrees that, without the prior consent of the Company and the Underwriters, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Underwriters is listed on Schedule II(a) hereto; the Company represents and agrees that, without the prior consent of the Underwriters, it has not made and will not make use of any materials that would constitute marketing materials (as defined in NI 41-101) relating to the Shares, the Company or the offering; the Selling Shareholder represents and agrees that, without the prior consent of the Company and the Underwriters, it has not made and will not make use of any materials that would constitute marketing materials (as defined in NI 41-101) relating to the Shares, the Company of the offering; and each Underwriter represents and agrees that, without the prior consent of the Company and the Underwriters, it has not made and will not make use of any materials that would constitute marketing materials (as defined in NI 41-101) relating to the Shares, the Company or the offering; any such materials the use of which has been consented to by the Company and the Underwriters are the marketing materials (as defined in NI 41-101) listed on Schedule II(d) hereto and the Underwriters agree (severally and not jointly) to comply with Canadian Securities Laws and laws concerning the French language in Quebec in connection with the provision of any marketing materials or standard term sheet (each as defined in NI 41-101) to prospective purchasers of the Shares;

(b)                The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; the Company has complied and will comply with its requirements of NI 41-101, NI 44-101 and NI 44-102 applicable to any marketing materials (as defined in NI 41-101), including filing with the Canadian Securities Commissions in each of the Canadian Qualifying Jurisdictions of the template version (as defined in NI 41-101) of any marketing materials (as defined in NI 41-101) the use of which is consented to by the Company and the Underwriters not later than the day in respect of which the Underwriters have provided timely written notice to the Company that such marketing materials were first provided (as defined in NI 41-101) to a potential investor; and

19

(c)                The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the U.S. Pricing Prospectus or the Prospectuses or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Underwriters or their counsel expressly for use therein or by the Selling Shareholder or its counsel expressly for use therein in connection with the disclosure required by Form F-3 or Canadian Securities Laws.

7.             The Company covenants and agrees with the several Underwriters: that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act, the qualification of the Shares for distribution by prospectus under Canadian Securities Laws and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any U.S. Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectuses and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing any Agreement among Underwriters, this Agreement, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under U.S. state laws and Canadian Securities Laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky survey undertaken (such fees and expenses referenced in clause (ii) and (iii) not to exceed $5,000.00); (iv) all fees and expenses in connection with listing the Shares on the NYSE and the TSX; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares (such fee and expenses not to exceed $5,000.00); and (vi) the cost of preparing share certificates; if applicable (vii) the cost and charges of any transfer agent or registrar, and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. The Selling Shareholder shall pay or cause to be paid all taxes incident to the sale and delivery of the Shares to be sold by the Selling Shareholder to the Underwriters hereunder. In connection with the preceding sentence, the Underwriters agree to pay New York State stock transfer tax, and the Selling Shareholder agrees to reimburse the Underwriters for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Shareholder shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement (other than, in the case of the Selling Shareholder, the underwriting commissions in respect of the Shares sold by the Selling Shareholder hereunder), and that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, and any advertising expenses connected with any offers they may make.

20

8.             The obligations of the Underwriters hereunder, as to the Shares to be delivered at the Time of Delivery, shall be subject to the condition that all representations and warranties and other statements of the Company and the Selling Shareholder herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Shareholder shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                The U.S. Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; the Canadian Final Prospectus Supplement shall have been filed with the Canadian Securities Commissions in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the U.S. Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Shares or the use of the Canadian Preliminary Prospectus or the Canadian Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by any Canadian Securities Commission or the TSX; and all requests for additional information on the part of the Commission or any Canadian Securities Commission shall have been complied with to your reasonable satisfaction;

(b)                Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, shall have furnished to you such negative assurance letter, dated the Time of Delivery, in form and substance reasonably satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)                Osler, Hoskin & Harcourt LLP, Canadian counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d)                Arnold & Porter Kaye Scholer LLP, U.S. counsel for the Company, shall have furnished to you their written opinion and negative assurance letter, dated the Time of Delivery, in form and substance reasonably satisfactory to you;

(e)                Blake, Cassels & Graydon LLP, Canadian counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to you;

(f)                 Latham & Watkins LLP, U.S. counsel for the Selling Shareholder, shall have furnished to you their written opinion with respect to the Selling Shareholder, dated the Time of Delivery, in form and substance reasonably satisfactory to you;

(g)                Goodmans LLP, Canadian counsel for the Selling Shareholder, shall have furnished to you their written opinion with respect to the Selling Shareholder, dated the Time of Delivery, in form and substance reasonably satisfactory to you;

21

(h)                At the time of the execution of this Agreement, the Underwriters shall have received from KPMG LLP a letter or letters, dated the date hereof, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in and incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Canadian Prospectus;

(i)                 The Underwriters shall have received from KPMG LLP a letter or letters, dated as of the Time of Delivery, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Time of Delivery;

(j)                 (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the U.S. Pricing Prospectus and the Canadian Prospectus any loss or interference with its business from fire, explosion, flood or other calamity or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Canadian Prospectus, and (ii) since the respective dates as of which information is given in the U.S. Pricing Prospectus and the Canadian Prospectus there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Canadian Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment such as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectuses;

(k)                On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(l)                 On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE or the TSX; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE or the TSX; (iii) a general moratorium on commercial banking activities in the United States or Canada declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (iv) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or Canada or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment such as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectuses;

(m)               Any steps required to be completed prior to the Time of Delivery, including the conversion of the Selling Shareholder’s multiple voting shares, shall be completed; the Shares will be duly and validly issued upon conversion of multiple voting shares in the capital of the Company or otherwise be legally and beneficially owned by the Selling Shareholder and be fully paid and non-assessable and available for transfer to the Underwriters;

22

(n)                The Shares to be sold at the Time of Delivery shall have been duly listed, subject to official notice of issuance, on the NYSE, and shall have been duly listed and posted for trading on the TSX as of the opening of trading on the date of the Time of Delivery;

(o)                The Company shall have obtained and delivered to the Underwriters executed copies of an agreement, dated the date of this Agreement, from each person listed on Schedule III hereto, substantially to the effect set forth in Annex I hereto in form and substance reasonably satisfactory to you;

(p)                The Company shall have complied with the provisions of Section 5(f) hereof with respect to the furnishing of prospectuses within the prescribed time;

(q)                The Company and the Selling Shareholder shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and of the Selling Shareholder, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholder, respectively, herein in all material respects at and as of the Time of Delivery, as to the performance by the Company and the Selling Shareholder of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (j) and (k) of this Section 8;

(r)                 The Selling Shareholder will have delivered to you, on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company undertakes to provide such additional supporting documentation as you may reasonably request in connection with the verification of the foregoing certification; and

(s)                The Selling Shareholder will have delivered to you prior to or at the Time of Delivery a properly completed and executed United States Treasury Department Form W-9 or W-8BEN-E, establishing a complete exemption from United States backup withholding tax.

9.             (a)                The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any U.S. Preliminary Prospectus, the U.S. Pricing Prospectus or the U.S. Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) a misrepresentation or alleged misrepresentation (as that term is defined under applicable Canadian Securities Laws) contained in the Canadian Preliminary Prospectus, the Canadian Prospectus or any amendment or supplement thereto; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission or misrepresentation or alleged misrepresentation (as that term is defined under applicable Canadian Securities Laws) made in the Registration Statement, any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus, the U.S. Pricing Prospectus or the Prospectuses, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Underwriter Information (as defined below) or the Selling Shareholder Information.

23

(b)                The Selling Shareholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any U.S. Preliminary Prospectus, the U.S. Pricing Prospectus, or the U.S. Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) a misrepresentation or alleged misrepresentation (as that term is defined under applicable Canadian Securities Laws) contained in the Canadian Preliminary Prospectus, the Canadian Prospectus or any amendment or supplement thereto; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission or misrepresentation or alleged misrepresentation (as that term is defined under applicable Canadian Securities Laws), as the case may be, was made in the Registration Statement, any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus, the U.S. Pricing Prospectus or the Prospectuses, or any amendment or supplement thereto or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Selling Shareholder Information; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the liability of the Selling Shareholder pursuant to this subsection (b) shall not exceed the aggregate net proceeds after underwriting commissions, but before deducting expenses, received by the Selling Shareholder from the Underwriters for the Shares sold by the Selling Shareholder hereunder.

(c)                The Underwriters, severally and not jointly, will indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company or the Selling Shareholder may become subject, under the Act, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any U.S. Preliminary Prospectus, the U.S. Pricing Prospectus or the U.S. Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) a misrepresentation or alleged misrepresentation (as that term is defined under applicable Canadian Securities Laws) contained in the Canadian Preliminary Prospectus, the Canadian Prospectus or any amendment or supplement thereto; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission or misrepresentation or alleged misrepresentation (as that term is defined under applicable Canadian Securities Laws), as the case may be, was made in the Registration Statement, any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus, the U.S. Pricing Prospectus or the Prospectuses, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter or its counsel expressly for use therein; and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company or the Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred. The Company acknowledges that the statements in any Canadian Prospectus set forth in the tenth, eleventh and twelfth paragraphs under the heading “Plan of Distribution” and in any U.S. Prospectus set forth in the eleventh, twelfth and thirteenth paragraphs under the heading “Underwriting” (collectively, the “Underwriter Information”), constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement, any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus, the U.S. Pricing Prospectus or the Prospectuses, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus.

24

(d)                Promptly after receipt by an indemnified party under subsection (a), (b) or (c) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)                If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein (other than as a result of the limitations imposed on indemnification described in such preceding subsections of this Section 9), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting commissions or discounts received by the Underwriters, in each case described in the Prospectuses. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. In no event shall the aggregate liability of the Selling Shareholder under Section 9(b) and this Section 9(e) exceed the limit set forth in Section 9(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

25

(f)                 The obligations of the Company and the Selling Shareholder under this Section 9 shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each officer, director or employee of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer, director or employee of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Act.

10.           (a)                If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at the Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholder that you have so arranged for the purchase of such Shares, or the Company or the Selling Shareholder notifies you that it has so arranged for the purchase of such Shares, you or the Company or the Selling Shareholder shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectuses, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectuses which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)                If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at the Time of Delivery, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

26

(c)                If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at the Time of Delivery, or if the Company and the Selling Shareholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder, except for the expenses to be borne by the Company, the Selling Shareholder and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.            The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or the Selling Shareholder, or any officer or director or controlling person of the Company, or any controlling person of the Selling Shareholder, and shall survive delivery of and payment for the Shares.

12.            If this Agreement shall be terminated pursuant to Section 10 hereof or as a result of a failure to satisfy the condition specified in Section 8(l) hereof, neither the Company nor the Selling Shareholder shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Shareholder as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholder shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13.            All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.

Notices to the Underwriters shall be directed to:

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Email: [REDACTED]

Attention:  Syndicate Department

with a copy to:

Email: [REDACTED]

Attention: ECM Legal

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Ryan Dzierniejko
E-mail: [REDACTED]

27

and

Osler, Hoskin & Harcourt LLP
First Canadian Place, 100 King St West, Suite #6200
Toronto, ON M5X 1B8
Attention: Rosalind Hunter
E-mail: [REDACTED]

Notices to the Company shall be directed to:

Celestica Inc.
5140 Yonge Street, Suite #1900
Toronto, Ontario M2N 6L7
Attention: Craig Oberg
E-mail: [REDACTED]

with a copy to:

Blake, Cassels & Graydon LLP
199 Bay Street, Suite #4000
Toronto, Ontario M5L 1A9
Attention: Matthew Merkley
E-mail: [REDACTED]

and

Arnold & Porter Kaye Scholer LLP
250 West 55th Street
New York, New York, 10019-9710
Attention: Joel Greenberg
E-mail: [REDACTED]

Notices to the Selling Shareholder shall be directed to:

Onex Corporation
161 Bay Street, P.O. Box 700
Toronto, Ontario, Canada M5J 2S1
Attention: Colin Sam
E-mail: [REDACTED]

with a copy to:

Goodmans LLP
333 Bay Street Suite. #3400
Toronto, ON M5H 2S7
Attention: Bill Gorman
E-mail: [REDACTED]

and

Latham & Watkins LLP
330 North Wabash Avenue, Suite 2800
Chicago, Illinois 60611
Attention: Cathy Birkeland
E-mail: [REDACTED]

28

or to such other address as any of the parties may designate by giving notice to the others in accordance with this Section 13. Each notice shall be personally delivered to the addressee or sent by e-mail to the addressee. A notice which is personally delivered or delivered by e-mail shall, if delivered prior to 5:00 p.m. (New York City time) on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered.

14.            In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly; and in all dealings with the Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Selling Shareholder made or given by the Selling Shareholder.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholder, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

15.            This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholder and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16.            Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business and chartered banks in Canada are open for business in Toronto, Ontario.

17.            The Company and the Selling Shareholder acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Shareholder, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters) or any other obligation to the Company or the Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) the Company and the Selling Shareholder has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Shareholder agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Shareholder, in connection with such transaction or the process leading thereto.

29

18.            If the Selling Shareholder shall fail at the Time of Delivery to sell the number of Shares that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 7, 9 and 11 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Selling Shareholder from liability, if any, in respect of such default.

19.            This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Shareholder and the Underwriters, or any of them, with respect to the subject matter hereof.

20.            The Company, the Selling Shareholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.            This Agreement may be executed by the parties to this Agreement in counterpart and may be executed and delivered by facsimile or by email in portable document (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other similar format and all such counterparts and electronic copies shall together constitute one and the same agreement.

22.            Recognition of the U.S. Special Resolution Regimes.

(a)                In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)                In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)                As used in this section:

(i)                 “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii)                “Covered Entity” means any of the following:

(1)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(2)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(3)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

30

(iii)               “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)              “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

23.           (a)                 This Agreement and any claim, controversy, or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b)                Each of the Company and the Selling Shareholder hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and the Selling Shareholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and the Selling Shareholder agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon each of the Company and the Selling Shareholder and may be enforced in any court to the jurisdiction of which the Company or the Selling Shareholder is subject by a suit upon such judgment.

(c)                The Company irrevocably appoints Arnold & Porter Kaye Scholer LLP, 250 East 55th Street, New York, NY 10019-9710, Attention: Managing Attorney, as its authorized agent in the United States upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company by the person serving the same to the address provided in this Section 24, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

(d)                The Selling Shareholder irrevocably appoints CT Corporation System, 28 Liberty Street. New York, NY, 10005, as its authorized agent in the United States upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Selling Shareholder by the person serving the same to the address provided in this Section 24, shall be deemed in every respect effective service of process upon the Selling Shareholder in any such suit or proceeding. The Selling Shareholder hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Selling Shareholder further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

31

24.            If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the Business Day preceding that on which final judgment is given. The obligation of the Company with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company an amount equal to the excess of the dollars purchased over the sum originally due to such Underwriter or controlling person hereunder.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholder for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

32

Very truly yours,

CELESTICA INC.

By:	/s/ Robert Ellis
	Name:	Robert Ellis
	Title:	Chief Legal Officer

[Signature Page to Underwriting Agreement]

ONEX CORPORATION

By:	/s/ Andrea E. Daly
	Name:	Andrea E. Daly
	Title:	Managing Director – General Counsel

By:	/s/ David Copeland
	Name:	David Copeland
	Title:	Managing Director - Finance

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Merrill Lynch Canada Inc.

By:	/s/ Adam Howard
	Name:	Adam Howard
	Title:	President & Country Executive

BofA Securities, Inc.

By:	/s/ Fabrizio Wittenburg
	Name:	Fabrizio Wittenburg
	Title:	Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Shares to be Purchased
BofA Securities, Inc.	6,757,198
Merrill Lynch Canada Inc.	0
Total	6,757,198

Sch. I - 1

SCHEDULE II

(a)            Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package

None.

(b)            Additional documents incorporated by reference

None.

(c)            Information other than the U.S. Pricing Prospectus that comprise the Pricing Disclosure Package

As to each investor, the price for the Shares shall be the price paid by such investor.

The number of Shares purchased by the Underwriters is 6,757,198.

(d)            Marketing materials

None.

Sch. II - 1

SCHEDULE III

LOCK-UP PARTIES

Robert A. Mionis

Mandeep Chawla

Yann Etienvre

Todd Cooper

Jason Phillips

Leila Wong

Michael M. Wilson

Robert A. Cascella

Deepak Chopra

Françoise Colpron

Daniel P. DiMaggio

Jill Kale

Laurette T. Koellner

Luis Muller

Tawfiq Popatia

Sch. III - 1

ANNEX I

[FORM OF LOCK-UP AGREEMENT]

Celestica Inc.

Lock-Up Agreement

August 1, 2023

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Merrill Lynch Canada Inc.

181 Bay Street, Suite 400

Toronto, Ontario M5J 2V8

Re:	Celestica Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriters”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Celestica Inc., an Ontario corporation (the “Company”), and Onex Corporation (the “Selling Shareholder”), providing for a public offering (the “Public Offering”) of subordinate voting shares (the “Subordinate Voting Shares”) of the Company (the “Shares”) pursuant to (i) an automatic shelf registration statement on Form F-3ASR (File No. 333-273467) filed with the Securities and Exchange Commission (the “SEC”) as supplemented by a prospectus supplement and (ii) a short form base shelf prospectus for the Province of Quebec and an amended and restated final short form base shelf prospectus for all other provinces and territories of Canada, both as supplemented by a final prospectus supplement to be filed with the Canadian securities regulatory authorities in each of the provinces and territories of Canada. Capitalized terms used but not defined herein shall have the meanings set forth in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to purchase the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 45 days after the date of the Underwriting Agreement (such period, the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, without the prior written consent of the Underwriters (i) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any Subordinate Voting Shares of the Company, or any options or warrants to purchase any Subordinate Voting Shares of the Company, or any securities convertible into, exchangeable for or that represent the right to receive Subordinate Voting Shares of the Company (such Subordinate Voting Shares of the Company, options, rights, warrants or other securities, collectively, “Lock-Up Securities”) other than, for the avoidance of doubt, the conversion of the Selling Shareholder’s multiple voting shares into Subordinate Voting Shares in connection with this transaction, including without limitation any such Lock-Up Securities now owned or hereafter acquired by the undersigned, (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Subordinate Voting Shares of the Company or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), (iii) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or (iv) otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (i), (ii) or (iii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period.

Notwithstanding the foregoing, the undersigned may:

(a)	transfer the undersigned’s Lock-Up Securities (i) as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes, (ii) upon death by will, testamentary document or intestate succession, (iii) if the undersigned is a natural person, to any member of the undersigned’s immediate family (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin) or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned or, if the undersigned is a trust, to a trustor or beneficiary of the trust or the estate of a beneficiary of such trust, (iv) to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests, (v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a)(i) through (iv) above, (vi) if the undersigned is a corporation, partnership, limited liability company or other business entity, (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity which fund or entity is controlled or managed by the undersigned or affiliates of the undersigned, or (B) as part of a distribution by the undersigned to its stockholders, partners, members or other equityholders or to the estate of any such stockholders, partners, members or other equityholders, (vii) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement or other order of a court or regulatory agency, (viii) to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee, (ix) in connection with a sale of the undersigned’s Subordinate Voting Shares acquired (A) from the Underwriters in the Public Offering or (B) in open market transactions after the closing date of the Public Offering, (x) to the Company in connection with the vesting, settlement or exercise of restricted stock units, options, warrants or other rights to purchase Subordinate Voting Shares of the Company (including, in each case, by way of “net” or “cashless” exercise) that are scheduled to expire or automatically vest during the Lock-Up Period, including any transfer to the Company for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement or exercise of such restricted stock units, options, warrants or other rights, or in connection with the conversion of convertible securities, in all such cases pursuant to equity awards granted under a stock incentive plan or other equity award plan, or pursuant to the terms of convertible securities, each as described in the Registration Statement, the U.S. and Canadian preliminary prospectuses relating to the Shares included in the Registration Statement immediately prior to the time the Underwriting Agreement is executed and the U.S. and Canadian final prospectus supplements, provided that any securities received upon such vesting, settlement, exercise or conversion shall be subject to the terms of this Lock-Up Agreement, or (xi) with the prior written consent of the Underwriters; provided that (A) in the case of clauses (a)(i), (ii), (iii), (iv), (v) and (vi) above, such transfer or distribution shall not involve a disposition for value (other than, with respect to (vi), dispositions for value in connection with transfers for the purpose of tax-efficient structuring), (B) in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii) above, it shall be a condition to the transfer or distribution that the donee, devisee, transferee or distributee, as the case may be, shall sign and deliver a lock-up agreement in the form of this Lock-Up Agreement, (C) in the case of clauses (a)(i), (ii), (iii), (iv), (v) and (vi) above, no filing by any party (including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act), or other public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities shall be required or shall be voluntarily made during the Lock-Up Period in connection with such transfer or distribution, and (D) in the case of clauses (a)(vii), (viii), (ix) and (x) above, no filing under the Exchange Act or other public filing, report or announcement shall be voluntarily made during the Lock-Up Period, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto (A) the circumstances of such transfer or distribution and (B) in the case of a transfer or distribution pursuant to clause (a)(vii) above, that the donee, devisee, transferee or distributee has agreed to be bound by a lock-up agreement in the form of this Lock-Up Agreement;

(b)	enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of the undersigned’s Lock-Up Securities, if then permitted by the Company, provided that none of the securities subject to such plan may be transferred, sold or otherwise disposed of until after the expiration of the Lock-Up Period and no public announcement, report or filing under the Exchange Act, or any other public filing, report or announcement, shall be required or shall be voluntarily made regarding the establishment of such plan during the Lock-Up Period; and

(c)	transfer the undersigned’s Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Lock-Up Agreement.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the Public Offering.

The undersigned now has, and, except as contemplated by clauses (a) and (c) of the third paragraph of this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s Lock-Up Securities, free and clear of all liens, encumbrances and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.

The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may have provided or hereafter provide to the undersigned in connection with the Public Offering a Form CRS and/or certain other disclosures as contemplated by Regulation Best Interest, the Underwriters have not made and are not making a recommendation to the undersigned to enter into this Lock-Up Agreement or to transfer, sell or dispose of, or to refrain from transferring, selling or disposing of, any Subordinate Voting Shares of the Company, and nothing set forth in such disclosures or herein is intended to suggest that any Underwriter is making such a recommendation.

This Lock-Up Agreement shall automatically terminate and the undersigned shall be released from all of his, her or its obligations hereunder upon the earlier of (i) the date on which the Registration Statement filed with the SEC with respect to the Public Offering is withdrawn, (ii) the date on which for any reason the Underwriting Agreement is terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Shares to be sold thereunder and (iii) the date on which the Company notifies the Underwriters, in writing and prior to the execution of the Underwriting Agreement, that it does not intend to proceed with the Public Offering.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Very truly yours,

By:

Name:
[please print full name]

Title:
[please print full title]